Putnam VT Multi-Cap Core Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (99.6%)(a)
	Shares	Value
Aerospace and defense (2.5%)
Northrop Grumman Corp.	4,634	$2,072,417
Raytheon Technologies Corp.	21,426	2,122,674

		4,195,091
Airlines (0.7%)
Southwest Airlines Co.(NON)	25,277	1,157,687

		1,157,687
Auto components (0.8%)
Magna International, Inc. (Canada)	21,151	1,360,221

		1,360,221
Automobiles (0.8%)
General Motors Co.(NON)	4,765	208,421
Tesla, Inc.(NON)	993	1,070,057

		1,278,478
Banks (4.4%)
Bank of America Corp.	131,950	5,438,979
Citigroup, Inc.	16,455	878,697
KeyCorp	42,133	942,937

		7,260,613
Beverages (2.0%)
Coca-Cola Co. (The)	39,966	2,477,892
Molson Coors Beverage Co. Class B	16,324	871,375

		3,349,267
Biotechnology (3.6%)
AbbVie, Inc.	18,229	2,955,103
Amgen, Inc.	7,494	1,812,199
Regeneron Pharmaceuticals, Inc.(NON)	1,578	1,102,107

		5,869,409
Capital markets (3.9%)
Ameriprise Financial, Inc.	2,261	679,114
Goldman Sachs Group, Inc. (The)	5,728	1,890,813
KKR & Co., Inc.	25,306	1,479,642
Morgan Stanley	12,531	1,095,209
Raymond James Financial, Inc.	10,081	1,108,003
TPG, Inc.(NON)	8,487	255,798

		6,508,579
Chemicals (0.6%)
Eastman Chemical Co.	8,532	956,096

		956,096
Communications equipment (1.6%)
Cisco Systems, Inc./Delaware	46,523	2,594,122

		2,594,122
Containers and packaging (0.4%)
International Paper Co.	14,359	662,668

		662,668
Distributors (0.2%)
LKQ Corp.	8,999	408,645

		408,645
Diversified financial services (3.7%)
Apollo Global Management, Inc.	11,111	688,771
ArcLight Clean Transition Corp. II (acquired 12/2/21, cost $186,660) (Private)(NON)(F)(RES)(P1)	18,666	166,650
Berkshire Hathaway, Inc. Class B(NON)	10,727	3,785,666
Bird Global, Inc.(NON)	38,635	94,656
Pershing Square Tontine Holdings, Ltd. Class A(NON)	65,654	1,305,858

		6,041,601
Diversified telecommunication services (0.9%)
AT&T, Inc.	27,797	656,843
Liberty Global PLC Class A (United Kingdom)(NON)	31,505	803,693

		1,460,536
Electric utilities (2.6%)
Constellation Energy Corp.	9,342	525,488
Exelon Corp.	28,027	1,334,926
NRG Energy, Inc.	32,312	1,239,488
PG&E Corp.(NON)	97,183	1,160,365

		4,260,267
Entertainment (0.9%)
Universal Music Group NV (Netherlands)	11,350	301,315
Walt Disney Co. (The)(NON)	8,375	1,148,715

		1,450,030
Equity real estate investment trusts (REITs) (2.1%)
Armada Hoffler Properties, Inc.	55,384	808,606
Boston Properties, Inc.	5,552	715,098
Gaming and Leisure Properties, Inc.	35,977	1,688,401
Vornado Realty Trust	5,844	264,850

		3,476,955
Food and staples retail (1.6%)
Walmart, Inc.	17,509	2,607,440

		2,607,440
Health-care equipment and supplies (0.7%)
Lucid Diagnostics, Inc.(NON)(S)	11,492	38,613
Medtronic PLC	8,474	940,190
Nyxoah SA (Belgium)(NON)	9,566	180,319

		1,159,122
Health-care providers and services (6.0%)
Anthem, Inc.	2,152	1,057,105
CVS Health Corp.	13,204	1,336,377
HCA Healthcare, Inc.	3,277	821,282
McKesson Corp.	5,744	1,758,411
Tenet Healthcare Corp.(NON)	18,821	1,617,853
UnitedHealth Group, Inc.	6,465	3,296,956

		9,887,984
Hotels, restaurants, and leisure (1.2%)
Chuy's Holdings, Inc.(NON)	10,262	277,074
Kura Sushi USA, Inc. Class A(NON)	3,435	189,440
McDonald's Corp.	3,536	874,382
Starbucks Corp.	6,703	609,772

		1,950,668
Household durables (1.0%)
PulteGroup, Inc.	41,346	1,732,397

		1,732,397
Household products (1.1%)
Procter & Gamble Co. (The)	11,520	1,760,256

		1,760,256
Industrial conglomerates (1.2%)
Honeywell International, Inc.	10,656	2,073,444

		2,073,444
Insurance (1.7%)
Arch Capital Group, Ltd.(NON)	26,174	1,267,345
Assured Guaranty, Ltd.	25,359	1,614,354

		2,881,699
Interactive media and services (5.4%)
Alphabet, Inc. Class C(NON)	2,362	6,597,042
Meta Platforms, Inc. Class A(NON)	10,195	2,266,960

		8,864,002
Internet and direct marketing retail (3.6%)
Amazon.com, Inc.(NON)	1,833	5,975,488

		5,975,488
IT Services (1.7%)
Mastercard, Inc. Class A	7,623	2,724,308

		2,724,308
Machinery (1.5%)
Deere & Co.	2,192	910,688
Otis Worldwide Corp.	20,210	1,555,160

		2,465,848
Media (0.7%)
Comcast Corp. Class A	24,674	1,155,237

		1,155,237
Metals and mining (1.8%)
Freeport-McMoRan, Inc. (Indonesia)	32,892	1,636,048
Nucor Corp.	9,328	1,386,607

		3,022,655
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc.	18,348	443,471

		443,471
Multiline retail (1.6%)
Target Corp.	12,508	2,654,448

		2,654,448
Oil, gas, and consumable fuels (2.3%)
ConocoPhillips	15,437	1,543,700
Enterprise Products Partners LP	58,253	1,503,510
Phillips 66	8,239	711,767

		3,758,977
Pharmaceuticals (4.2%)
Eli Lilly and Co.	5,511	1,578,185
Johnson & Johnson	16,095	2,852,517
Merck & Co., Inc.	13,358	1,096,024
Pfizer, Inc.	25,923	1,342,034

		6,868,760
Real estate management and development (0.9%)
CBRE Group, Inc. Class A(NON)	16,910	1,547,603

		1,547,603
Road and rail (1.8%)
Union Pacific Corp.	10,682	2,918,429

		2,918,429
Semiconductors and semiconductor equipment (4.6%)
Intel Corp.	29,429	1,458,501
Lam Research Corp.	2,944	1,582,724
NVIDIA Corp.	9,081	2,477,842
Qualcomm, Inc.	5,775	882,536
Texas Instruments, Inc.	6,136	1,125,833

		7,527,436
Software (10.5%)
Adobe, Inc.(NON)	2,126	968,648
Microsoft Corp.	40,951	12,625,603
NCR Corp.(NON)(S)	19,517	784,388
Oracle Corp.	26,068	2,156,606
salesforce.com, Inc.(NON)	3,507	744,606
Upland Software, Inc.(NON)	4,367	76,903

		17,356,754
Specialty retail (2.1%)
Best Buy Co., Inc.	10,958	996,082
Lowe's Cos., Inc.	12,240	2,474,806

		3,470,888
Technology hardware, storage, and peripherals (8.0%)
Apple, Inc.	75,226	13,135,212

		13,135,212
Textiles, apparel, and luxury goods (0.4%)
Nike, Inc. Class B	5,604	754,074

		754,074
Tobacco (0.8%)
Altria Group, Inc.	25,132	1,313,147

		1,313,147
Trading companies and distributors (1.2%)
Karat Packaging, Inc.(NON)	22,715	450,893
United Rentals, Inc.(NON)	4,113	1,460,978

		1,911,871

Total common stocks (cost $85,826,297)		$164,211,883

UNITS (0.3%)(a)
	Units	Value
COVA Acquisition Corp.(NON)	41,931	$413,859

Total units (cost $419,310)		$413,859

SHORT-TERM INVESTMENTS (0.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.37%(AFF)	Shares	731,800	$731,800
U.S. Treasury Bills 0.337%, 6/2/22		$100,000	99,944

Total short-term investments (cost $831,743)			$831,744
TOTAL INVESTMENTS

Total investments (cost $87,077,350)			$165,457,486

WRITTEN OPTIONS OUTSTANDING at 3/31/22 (premiums $77,692) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Goldman Sachs International
Berkshire Hathaway, Inc. Class B (Call)	Sep-22/$365.00	$946,505	$2,682	$40,097
JPMorgan Chase Bank N.A.
Apple, Inc. (Call)	May-22/170.00	891,559	5,106	50,808

Total				$90,905

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $164,828,048.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $166,650, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$4,116,365	$12,496,820	$15,881,385	$875	$731,800
	Putnam Short Term Investment Fund**	—	996,743	996,743	35	—

	Total Short-term investments	$4,116,365	$13,493,563	$16,878,128	$910	$731,800
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $731,800 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $704,398.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(P1)	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $186,660, the deferred settlement.
At the close of the reporting period, the fund maintained liquid assets totaling $1,846,950 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $90,905 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$12,628,490	$301,315	$—
Consumer discretionary	19,585,307	—	—
Consumer staples	9,030,110	—	—
Energy	3,758,977	—	—
Financials	22,969,313	—	166,650
Health care	23,785,275	—	—
Industrials	14,722,370	—	—
Information technology	43,337,832	—	—
Materials	4,641,419	—	—
Real estate	5,024,558	—	—
Utilities	4,260,267	—	—

Total common stocks	163,743,918	301,315	166,650
Units	413,859	—	—
Short-term investments	—	831,744	—

Totals by level	$164,157,777	$1,133,059	$166,650
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(90,905)	$—

Totals by level	$—	$(90,905)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$6,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com